Exhibit 10.9


                                  CARL P. RANNO
                                ATTORNEY AT LAW*
                            2816 EAST WINDROSE DRIVE
                             PHOENIX, ARIZONA 85032
                                  602.493.0369
                                FAX 602.493.5119


December 11, 2000

American Soil Technologies, Inc.
215 N. Marengo, Suite 110
Pasadena, California, 91101
Attn: Neil Kitchen, President CEO

     Re: Retainer Agreement
     Re: Preparation of Sb-2 Registration Statement

Dear Neil,

     You have requested that I represent your company in the preparation and filing of a Registration Statement known as a SB-2. I am willing to represent the interests of the company in this endeavor. My fees for said representation will be 7,500 common shares of the company, restricted pursuant to Rule 144, which shall be registered with the subject registration statement. The filing costs, which include the electronic fees as well as the SEC filing fees, shall be the responsibility of the company. Included in my fees shall be the review, preparation and filing of any and all responses to comments, which may be received from the SEC as they relate to the registration statement.

     If the following is acceptable by the company please have it executed where indicated and return it to me maintaining a copy for the company's records.

     Agreed and Accepted this 14th day of December

                                   Sincerely,

                                   /s/ Carl P. Ranno

                                   Carl P. Ranno

                                   American Soil Technologies, Inc.

                                   By /s/ Neil Kitchen

                                      Neil Kitchen, President/CEO